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                                                                    Exhibit 10.7

                             SUBORDINATION AGREEMENT

         This Subordination Agreement (this "AGREEMENT") is made as of January 7, 1997, by and between METAL MANAGEMENT, INC., a Delaware corporation (the "UNDERSIGNED"), and LASALLE NATIONAL BANK, a national banking association ("LENDER").

                                R E C I T A L S:

         (A) The Undersigned desires for the Lender to extend credit to HouTex Metals Company, Inc., a Texas corporation ("BORROWER"), pursuant to that certain Loan Agreement, dated as of January 7, 1997, among the Lender, Borrower and the Undersigned (the "Loan Agreement").

         (B) The Undersigned desires to extend credit to Borrower pursuant to a certain Revolving Credit Note dated January 7, 1997, in the initial principal amount of $1,000,000 (the "Note").

         (C) Lender has conditioned its obligations to lend pursuant to the Notes referred to in paragraph (A) above, and its agreement to and approval of the extension of credit referred to in paragraph (B) above, as well as any continuations thereof, on the Undersigned's agreeing to subordinate its right to receive payment on any present and future indebtedness due the Undersigned from Borrower in the manner described in this Agreement.

         (D) The Undersigned owns one hundred percent (100%) of the issued and outstanding capital stock of Borrower and the extension of credit, and any continuation thereof, by the Undersigned to Borrower is necessary to the conduct and operation of the business of Borrower, and will inure to the financial benefit of the Undersigned.

         NOW, THEREFORE, in consideration of the agreement by the Lender to allow the Undersigned to extend credit to Borrower pursuant to the Note, and for other good and valuable consideration to the Undersigned, the receipt and sufficiency of which is hereby acknowledged, the Undersigned hereby:

         (a) subordinates the indebtedness described above, as well as any other indebtedness now or at any time or times hereafter owing by Borrower to the Undersigned, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including all interest thereon (collectively, the "UNDERSIGNED'S CLAIMS"), to any and all debts, demands, claims, liabilities or causes of action for which Borrower may now or at any time or times hereafter in any way be liable to Lender under any agreement, instrument or document executed and delivered or made by Borrower to Lender (collectively, the "LENDER LOANS");

         (b) subordinates all security interests, liens, encumbrances and claims which in any way secure the payment of the Undersigned's Claim (collectively, the "UNDERSIGNED'S LIENS") to all security interests, liens, encumbrances and claims which in any way secure the payment of the Lender Loans (collectively, the "LENDER LIENS");
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         (c) after an occurrence and during the continuation of a "Houtex Event of Default" under the Loan Agreement, agrees to instruct Borrower not to pay, and the Undersigned agrees not to accept payment of, or assert or seek to enforce against Borrower, the Undersigned's Claims unless and until Lender has, in writing, notified the Undersigned that the Lender Loans have been paid in full, or such HouTex Event of Default has been waived or cured;

         (d) subrogates Lender to the Undersigned's Claims and the Undersigned's Liens and assigns and agrees to endorse, deliver and deposit with Lender all agreements, instruments and documents evidencing the Undersigned's Claims and the Undersigned's Liens;

         (e) agrees that in the event of any liquidation, dissolution or winding up of Borrower, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceeding relating to Borrower or its property, all principal and interest owing on the Lender Loans shall first be paid in full in cash before any payment is made upon the Undersigned's Claims;

         (f) agrees to turn over to Lender any sum or sums at any time paid to, or received by, the Undersigned, in violation of the terms of this Agreement and to reimburse Lender for all costs, including reasonable attorneys' fees, incurred by Lender in the course of collecting said sum or sums should the Undersigned fail to voluntarily turn over same to Lender; and

         (g) agrees that the Undersigned shall not take or enjoy any additional collateral to secure the Undersigned's Claims without obtaining Lender's prior written consent.

         The Undersigned represents and warrants to Lender that, except as provided herein, the Undersigned has not assigned or transferred the Undersigned's Claims or the Undersigned's Liens, or any interest therein, to any person, firm, association, corporation or party, that the Undersigned will make no such assignment or transfer thereof and that all agreements, instruments and documents evidencing the Undersigned's Claims and the Undersigned's Liens will be endorsed with proper notice of this Agreement.

         TO INDUCE LENDER TO MAKE FINANCIAL ACCOMMODATIONS TO BORROWER, THE UNDERSIGNED IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS AGREEMENT SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND THE UNDERSIGNED HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE UNDERSIGNED AT THE ADDRESS INDICATED BELOW THE UNDERSIGNED'S SIGNATURE ON THE SIGNATURE PAGE HEREOF IN THE

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MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT, OR OTHERWISE.

         THE UNDERSIGNED WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF, WHICH THE UNDERSIGNED NOW OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT AND RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT LENDER SHALL NOT BE LIABLE FOR ANY ERRORS OF JUDGMENT OR MISTAKE OF FACT OR LAW EXCEPT FOR THOSE ERRORS OR MISTAKES ARISING EXCLUSIVELY FROM LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE UNDERSIGNED KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES IRREVOCABLY, THE RIGHT IT MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR DEALING IN WHICH LENDER AND THE UNDERSIGNED ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LENDER LOANS.

         This Agreement shall constitute a continuing agreement of subordination, and Lender may continue, without notice to the Undersigned, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof until written notice of revocation of this Agreement shall be delivered to Lender by the Undersigned. Any such notice of revocation shall not affect this Agreement in relation to any obligations or liabilities of Borrower then existing or created thereafter pursuant to any previous commitment of Lender or Undersigned to Borrower, or any extensions or renewals of any such commitment, obligations or liabilities, and as to all such obligations and liabilities and extensions or renewals thereof, this Agreement shall continue effective until the same shall have been fully discharged with interest.

         The Undersigned consents and agrees that all obligations and liabilities of Borrower to Lender shall be deemed to have been made or incurred at the request of the Undersigned and in reliance upon this Agreement.

         No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed by Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of the Undersigned to Lender in any other respect at any other time.

         This Agreement shall be continuing, irrevocable and binding on the Undersigned and on its heirs, successors and assigns, including a debtor-in-possession on behalf of the Undersigned and shall inure to the benefit of Lender, its successors and assigns.


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         IN WITNESS WHEREOF, the Undersigned has executed this Agreement as of the date first written above.


                                           METAL MANAGEMENT, INC., a
                                           Delaware corporation



                                           By: /s/ Gerard  M. Jacobs
                                               --------------------------------
                                           Name: GERARD M. JACOBS
                                                 ------------------------------
                                           Title: President
                                                  -----------------------------



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                                BORROWER'S ASSENT


         HouTex Metals Company, Inc., a Texas corporation ("BORROWER") hereby assents to the Subordination Agreement (the "AGREEMENT") dated as of January 7, 1997 between Metal Management, Inc., a Delaware corporation, and LaSalle National Bank, a national banking association ("LENDER"), and the terms of the Agreement and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the intention of the Agreement.

         A breach of any of the terms and conditions of this Borrower's Assent shall constitute a default in any loan(s) made by Lender to Borrower.


                                             HOUTEX METALS, INC., a Texas
                                             corporation



                                             By: /s/ Gerard M. Jacobs
                                                 -------------------------

                                             Name: GERARD M. JACOBS
                                                   -----------------------
                                             Title:  Vice President

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